UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported:  April 30, 2009

COACHMEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

INDIANA	1-7160	35-1101097
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

2831 Dexter Drive, Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

(574) 266-2500
(Registrant’s telephone number,
including area code)

N / A
(Former Name or Former Address,
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On April 30, 2009, Coachmen Industries, Inc. held its Annual Shareholder’s Meeting at the Company’s headquarters in Elkhart, Indiana.  During the meeting, John A. Goebel and Donald W. Hudler were both re-elected by shareholders to serve three-year terms on the Company’s board, which will expire in 2012.  Mr. Hudler was first elected to the Company’s board in 1999, while Mr. Goebel was first elected in 2006.  Additionally, the proposal to amend the Company’s Articles of Incorporation to authorize the issuance of up to 10,000,000 shares of preferred stock was defeated by shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.

Date:	May 1, 2009	By:	/s/ James T. Holden

James T. Holden, Secretary
Printed Name and Title